Exhibit 10.7

Spousal Consent Letter

I, Huang Guiyun (ID No. 441302198408097327), am the legal spouse of Feng Baohua (ID No. 110103198105090038). I hereby unconditionally and irrevocably agree to the following document (the “Transaction Document”) dated [October 1, 2021], signed by Feng Baohua and other shareholders of Beijing LeMeng Interactive Technology Co. (hereinafter referred to as the “Subject Equity”) held by Feng Baohua and registered in his name in accordance with the Transaction Documents:

(1) Equity Pledge Agreement with Zhejiang Lele Technology Company Limited (hereinafter referred to as the “Sole Proprietorship Company”) and Beijing LeMeng Interactive Technology Co.

(2) The Exclusive Purchase Right Agreement with the Sole Proprietorship Company and Beijing LeMun Interactive Technology Co.

(3) Shareholders’ Rights Entrustment Agreement’ with the Sole Proprietorship Company and Beijing LeMun Interactive Technology Co. Ltd.

(4) Power of Attorney signed by Feng Baohua.

I confirm that the subject equity interests held by Feng Baohua are not community property and I have no rights or interests in such equity interests and undertake not to make any claims in respect of such equity interests (including but not limited to litigation or arbitration in any court or arbitration body of competent jurisdiction under any applicable law). I further confirm that the performance of the Transaction Documents and further amendment or termination of the Transaction Documents by Feng Baohua does not require my separate authorization or consent, and that I will not make any claim in respect of the aforesaid Subject Equity Interest that is inconsistent with the contents of the Transaction Documents or take any action that is inconsistent with the contents of the Transaction Documents, regardless of the circumstances.

I undertake to execute all necessary documents and take all necessary actions to ensure that the Transaction Documents (as amended from time to time) are duly performed.

I agree and undertake that if I acquire for any reason any equity interest in LeMeng Interactive Technology Co. （Ltd. under the Transaction Documents and the Exclusive Consulting and Services Agreement (as amended from time to time) and, for this purpose, I shall, upon request of the Sole Proprietor, execute a series of written documents in substantially the same form and substance as the Transaction Documents and the Exclusive Advisory and Services Agreement (as amended from time to time).

I hereby undertake and warrant that I have the authority to sign this consent letter, that I have full civil capacity at the time of signing this consent letter, and that I have been informed of and fully understand the contents and meanings of all the documents (including the Transaction Documents and other documents) involved in this consent letter, and that this consent letter, once signed, shall constitute a binding legal document on me. I shall ensure compliance with this consent letter and keep the existence and contents of this consent letter confidential and shall not disclose it to the public without the prior written consent of Baohua Feng. In the event of any inconsistency between this consent letter and other legal documents in respect of the subject equity interest, this consent letter shall prevail.

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By:	/s/ Huang Guiyun
Name:	Huang Guiyun
Date:	October 1, 2021

Spousal Consent Letter

I, Li Xiangda (ID No. 140102198206263451), am the legal spouse of Han Bing (ID No. 310101197911132044). I hereby unconditionally and irrevocably agree to the following document (the “Transaction Document”) dated [October 1, 2021], signed by Han Bing and other shareholders of Beijing LeMeng Interactive Technology Co. (hereinafter referred to as the “Subject Equity”) held by Han Bing and registered in his name in accordance with the Transaction Documents:

(1) Equity Pledge Agreement with Zhejiang Lele Technology Company Limited (hereinafter referred to as the “Sole Proprietorship Company”) and Beijing LeMeng Interactive Technology Co.

(2) The Exclusive Purchase Right Agreement with the Sole Proprietorship Company and Beijing LeMun Interactive Technology Co.

(3) Shareholders’ Rights Entrustment Agreement’ with the Sole Proprietorship Company and Beijing LeMun Interactive Technology Co. Ltd.

(4) Power of Attorney signed by Han Bing.

I confirm that the subject equity interests held by Han Bing are not community property and I have no rights or interests in such equity interests and undertake not to make any claims in respect of such equity interests (including but not limited to litigation or arbitration in any court or arbitration body of competent jurisdiction under any applicable law). I further confirm that the performance of the Transaction Documents and further amendment or termination of the Transaction Documents by Han Bing does not require my separate authorization or consent, and that I will not make any claim in respect of the aforesaid Subject Equity Interest that is inconsistent with the contents of the Transaction Documents or take any action that is inconsistent with the contents of the Transaction Documents, regardless of the circumstances.

I undertake to execute all necessary documents and take all necessary actions to ensure that the Transaction Documents (as amended from time to time) are duly performed.

I agree and undertake that if I acquire for any reason any equity interest in LeMeng Interactive Technology Co. （Ltd. under the Transaction Documents and the Exclusive Consulting and Services Agreement (as amended from time to time) and, for this purpose, I shall, upon request of the Sole Proprietor, execute a series of written documents in substantially the same form and substance as the Transaction Documents and the Exclusive Advisory and Services Agreement (as amended from time to time).

I hereby undertake and warrant that I have the authority to sign this consent letter, that I have full civil capacity at the time of signing this consent letter, and that I have been informed of and fully understand the contents and meanings of all the documents (including the Transaction Documents and other documents) involved in this consent letter, and that this consent letter, once signed, shall constitute a binding legal document on me. I shall ensure compliance with this consent letter and keep the existence and contents of this consent letter confidential and shall not disclose it to the public without the prior written consent of Han Bing. In the event of any inconsistency between this consent letter and other legal documents in respect of the subject equity interest, this consent letter shall prevail.

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[There is no text on this page, it is the signature page of Spousal Consent Letter]

By:	/s/ Li Xiangda
Name:	Li Xiangda
Date:	October 1, 2021

Spousal Consent Letter

I, Gao Xiaomei (ID No. 430922198309218125), am the legal spouse of Tu Haichuan (ID No. 450103198011172532). I hereby unconditionally and irrevocably agree to the following document (the “Transaction Document”) dated [October 1, 2021], signed by Tu Haichuan and other shareholders of Beijing LeMeng Interactive Technology Co. (hereinafter referred to as the “Subject Equity”) held by Tu Haichuan and registered in his name in accordance with the Transaction Documents:

(1) Equity Pledge Agreement with Zhejiang Lele Technology Company Limited (hereinafter referred to as the “Sole Proprietorship Company”) and Beijing LeMeng Interactive Technology Co.

(2) The Exclusive Purchase Right Agreement with the Sole Proprietorship Company and Beijing LeMun Interactive Technology Co.

(3) Shareholders’ Rights Entrustment Agreement’ with the Sole Proprietorship Company and Beijing LeMun Interactive Technology Co. Ltd.

(4) Power of Attorney signed by Tu Haichuan.

I confirm that the subject equity interests held by Tu Haichuan are not community property and I have no rights or interests in such equity interests and undertake not to make any claims in respect of such equity interests (including but not limited to litigation or arbitration in any court or arbitration body of competent jurisdiction under any applicable law). I further confirm that the performance of the Transaction Documents and further amendment or termination of the Transaction Documents by Tu Haichuan does not require my separate authorization or consent, and that I will not make any claim in respect of the aforesaid Subject Equity Interest that is inconsistent with the contents of the Transaction Documents or take any action that is inconsistent with the contents of the Transaction Documents, regardless of the circumstances.

I undertake to execute all necessary documents and take all necessary actions to ensure that the Transaction Documents (as amended from time to time) are duly performed.

I agree and undertake that if I acquire for any reason any equity interest in LeMeng Interactive Technology Co. （Ltd. under the Transaction Documents and the Exclusive Consulting and Services Agreement (as amended from time to time) and, for this purpose, I shall, upon request of the Sole Proprietor, execute a series of written documents in substantially the same form and substance as the Transaction Documents and the Exclusive Advisory and Services Agreement (as amended from time to time).

I hereby undertake and warrant that I have the authority to sign this consent letter, that I have full civil capacity at the time of signing this consent letter, and that I have been informed of and fully understand the contents and meanings of all the documents (including the Transaction Documents and other documents) involved in this consent letter, and that this consent letter, once signed, shall constitute a binding legal document on me. I shall ensure compliance with this consent letter and keep the existence and contents of this consent letter confidential and shall not disclose it to the public without the prior written consent of Tu Haichuan. In the event of any inconsistency between this consent letter and other legal documents in respect of the subject equity interest, this consent letter shall prevail.

[No text below]

[There is no text on this page, it is the signature page of Spousal Consent Letter]

By:	/s/ Gao Xiaomei
Name:	Gao Xiaomei
Date:	October 1, 2021